AQR FUNDS

Supplement dated April 21, 2009 (“Supplement”)

to the Class I Prospectus dated January 1, 2009 (“Prospectus”) of the AQR Diversified Arbitrage

Fund (“Fund”)

This Supplement updates certain information contained in the above-dated Prospectus. You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. Please review this important information carefully.

The first paragraph in the section entitled “Eligibility to Buy Class I Shares” on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

Each Fund’s Class I Shares are offered exclusively to institutional investors (such as qualified retirement plans) and certain types of investment management accounts made available through intermediaries (such as wrap fee programs and other programs charging asset-based fees) that meet the investment minimum requirements. Class I shares are also offered to tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans, as well as employees of the Adviser, trustees of the AQR Funds, and members of their immediate families.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.